UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2015

ARROW ELECTRONICS, INC.
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK	001-04482	11-1806155
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9201 East Dry Creek Road, Centennial, Colorado 80112
(Address of Principal Executive Offices) (Zip Code)

(303) 824-4000
(Registrant’s telephone number, including area code)

7459 South Lima Street, Centennial, Colorado 80112
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

On January 1, 2015, Arrow Electronics, Inc. (the “Company”) completed the relocation of its corporate headquarters to 9201 East Dry Creek Road, Centennial, Colorado 80112.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW ELECTRONICS, INC.

Date: January 2, 2015	By:	/s/ Gregory Tarpinian
Name: Gregory Tarpinian
Title: Senior Vice President, General Counsel and Secretary

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